MUNIYIELD
                                                                NEW YORK
                                                                INSURED
                                                                FUND II, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1999

MuniYield New York Insured Fund II, Inc.

DEAR SHAREHOLDER

For the year ended October 31, 1999, the Common Stock of MuniYield New York Insured Fund II, Inc. earned $0.822 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 6.23%, based on a month-end per share net asset value of $13.20. Over the same period, the total investment return on the Fund's Common Stock was -11.03%, based on a change in per share net asset value from $15.82 to $13.20, and assuming reinvestment of $0.824 per share ordinary income dividends and $0.112 per share capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -11.89%, based on a change in per share net asset value from $15.44 to $13.20, and assuming reinvestment of $0.406 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.34%; Series B, 3.22%; Series C, 2.77%; and Series D, 3.38%.

The Municipal Market Environment

The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, at October month-end, economic indicators were released suggesting that, despite strong economic and employment growth in the third quarter, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to end the six-month period at approximately 6.15%. During the period, yields on 30-year US Treasury bonds increased over 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose nearly 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board in November. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

In Conclusion

On September 23, 1999, MuniYield New York Insured Fund II, Inc.'s Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have similar investment objectives and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniYield New York Insured Fund II, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

November 30, 1999

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

PROXY RESULTS

During the six-month period ended October 31, 1999, MuniYield New York Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted     Shares Voted     Shares Voted
                                                                                           For            Against         Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary of the Fund.                  13,157,298         819,432         948,446
------------------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1999, MuniYield New York Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was not approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted     Shares Voted     Shares Voted
                                                                                           For            Against         Abstain
------------------------------------------------------------------------------------------------------------------------------------
1. To approve an amendment to the Articles Supplementary
   of the Fund as follows:
                                                              Series A                     839              42              12
                                                              Series B                     344              24              13
                                                              Series C                     329              47               2
                                                              Series D                     124              21              30
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New York Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New York Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
IDA      Industrial Development Authority
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York -- 96.7%
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa       $ 4,095    Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                               Series RI-7, 7.92% due 12/15/2023 (c)(f)                                                     $ 3,961
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,250    Appleridge Retirement Community Inc., New York, Mortgage Revenue Bonds (Appleridge
                               Project), 5.75% due 9/01/2041 (l)                                                              1,179
------------------------------------------------------------------------------------------------------------------------------------
A         A2          1,275    Battery Park City Authority, New York, Revenue Refunding Bonds, Junior Series A,
                               5.80% due 11/01/2022                                                                           1,233
------------------------------------------------------------------------------------------------------------------------------------
                               Buffalo, New York, GO (General Improvement), Series A (a):
AAA       Aaa         3,020      4.50% due 2/01/2007                                                                          2,881
AAA       Aaa         1,555      4.50% due 2/01/2008                                                                          1,464
AAA       Aaa         1,605      4.75% due 2/01/2009                                                                          1,524
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,065    Buffalo, New York, GO, Refunding, Series C, 4.25% due 12/01/2007 (a)                             987
------------------------------------------------------------------------------------------------------------------------------------
                               Buffalo, New York, GO (School), Series B (c):
AAA       Aaa         1,160      4.50% due 2/01/2007                                                                          1,107
AAA       Aaa           605      4.50% due 2/01/2008                                                                            569
AAA       Aaa           635      4.75% due 2/01/2009                                                                            603
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,995    Buffalo, New York, Municipal Water Finance Authority, Water System Revenue Refunding
                               Bonds, Series B, 5% due 7/01/2026 (b)                                                          1,707
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,300    Buffalo, New York, Sewer Authority, Revenue Refunding Bonds, Series F,
                               6% due 7/01/2013 (b)                                                                           4,488
------------------------------------------------------------------------------------------------------------------------------------
                               Huntington, New York, GO, Refunding (a):
NR*       Aaa           715      5.50% due 4/15/2010                                                                            727
NR*       Aaa           485      5.50% due 4/15/2011                                                                            490
NR*       Aaa           460      5.50% due 4/15/2012                                                                            461
NR*       Aaa           455      5.50% due 4/15/2013                                                                            453
NR*       Aaa           450      5.50% due 4/15/2014                                                                            444
NR*       Aaa           450      5.50% due 4/15/2015                                                                            440
------------------------------------------------------------------------------------------------------------------------------------
A1+       VMIG1+      1,050    Long Island Power Authority, New York, Electric System Revenue Bonds, VRDN,
                               Sub-Series 5, 3.50% due 5/01/2033 (g)                                                          1,050
------------------------------------------------------------------------------------------------------------------------------------
                               Long Island Power Authority, New York, Electric System Revenue Refunding Bonds (d):
AAA       Aaa         2,300      4.625% due 4/01/2016                                                                         1,945
AAA       Aaa        10,000      Series A, 5.50% due 12/01/2023                                                               9,355
AAA       Aaa        19,300      Series A, 5.50% due 12/01/2029                                                              17,861
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,070    Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds,
                               Series A, 6.375% due 7/01/2004 (d)(e)                                                          2,245
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,180    Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Refunding
                               Bonds, Series B, 4.75% due 7/01/2026 (b)                                                       4,241
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Dedicated Tax Fund Revenue Bonds,
                               Series A:
AAA       Aaa         4,500      5.25% due 4/01/2023 (c)                                                                      4,052
AAA       Aaa        16,840      4.75% due 4/01/2028 (b)                                                                     13,710
AAA       Aaa        15,100      5% due 4/01/2029 (c)                                                                        12,841
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Transportation Facilities Revenue Bonds:
AAA       Aaa         2,400      Series A, 6.10% due 7/01/2006 (c)(e)                                                         2,604
AAA       Aaa         2,500      Series C-1, 5.50% due 7/01/2022 (b)                                                          2,346
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               Metropolitan Transportation Authority, New York, Transportation Facilities Revenue
                               Refunding Bonds:
AAA       Aaa       $ 4,555      Series A, 4.75% due 7/01/2021 (d)                                                          $ 3,821
AAA       Aaa        10,000      Series A, 4.75% due 7/01/2024 (d)                                                            8,255
AAA       Aaa           350      Series B, 4.75% due 7/01/2026 (b)                                                              287
AAA       Aaa         7,000      Series C, 4.75% due 7/01/2016 (c)                                                            6,013
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,005    Mount Sinai, New York, Union Free School District, GO, Refunding, 6.20% due 2/15/2019 (a)      1,052
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,205    Nassau County, New York, GO, Series B, 5.25% due 6/01/2024 (a)                                 3,723
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        13,950    New York City, New York, City Health and Hospital Corporation, Revenue Refunding Bonds
                               (Health System), Series A, 5.125% due 2/15/2014 (a)                                           12,955
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         3,400    New York City, New York, City Housing Development Corporation, M/F Rental Housing
                               Revenue Bonds (West 43rd Street Development), VRDN, AMT, Series A, 3.375%
                               due 4/15/2029 (g)(k)                                                                           3,400
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                               Revenue Bonds:
NR*       A1         11,000      RITR, Series 21, 7.37% due 6/15/2029 (f)                                                     9,978
AAA       Aaa         1,050      Series A, 5% due 6/15/2027 (b)                                                                 897
AAA       Aaa        21,450      Series B, 5.75% due 6/15/2029 (d)                                                           20,681
A1+       VMIG1+        300      VRDN, Series C, 3.50% due 6/15/2023 (b)(g)                                                     300
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                               Revenue Refunding Bonds:
AAA       Aaa         2,000      Series B, 5.25% due 6/15/2029 (a)                                                            1,776
AAA       Aaa         1,000      Series D, 4.75% due 6/15/2025 (b)                                                              823
AAA       Aaa         1,750      Series D, 4.75% due 6/15/2025 (d)                                                            1,440
------------------------------------------------------------------------------------------------------------------------------------
                               NewYork City, New York, City Transitional Finance Authority Revenue Bonds, Future
                               Tax Secured:
AA        Aa3         3,000      Series A, 6% due 8/15/2029                                                                   2,983
AA        Aa3         4,500      Series B, 5.125% due 11/01/2015                                                              4,125
AA        Aa3        10,000      Series B, 4.75% due 11/15/2023                                                               8,254
AAA       Aaa         1,250      Series B, 4.75% due 11/15/2023 (b)                                                           1,036
AA        Aa3        10,000      Series C, 5.50% due 5/01/2025                                                                9,277
------------------------------------------------------------------------------------------------------------------------------------
                               New York City, New York, GO, Refunding, Series B (a):
AAA       NR*           380      7% due 2/01/2002 (e)                                                                           406
AAA       Aaa         2,000      7% due 2/01/2017                                                                             2,122
AAA       NR*         1,620      7% due 2/01/2018                                                                             1,718
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    New York City, New York, GO, Series H, 5% due 3/15/2029 (b)                                    1,270
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa        11,500    New York City, New York, IDA, Civic Facility Revenue Bonds (USTA National Tennis Center
                               Project), 6.375% due 11/15/2014 (c)                                                           12,154
------------------------------------------------------------------------------------------------------------------------------------
NR*       A           7,485    New York City, New York, IDA, Special Facilities Revenue Bonds, RITR, AMT, Series RI-6,
                               7.995% due 1/01/2024 (f)                                                                       7,455
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Dormitory Authority, Lease Revenue Bonds (Municipal Health Facilities
                               Improvement Program):
AAA       Aaa       $ 1,900      Series 1, 4.75% due 1/15/2029 (c)                                                          $ 1,537
AAA       Aaa         2,000      Series A, 4.75% due 5/15/2024 (a)                                                            1,652
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Dormitory Authority Revenue Bonds:
NR*       Aaa         1,000      (Brooklyn Hospital Center), 5.10% due 2/01/2019 (a)(h)                                         874
AAA       NR*         2,460      (Champlain Valley Physicians), 5% due 7/01/2017 (j)                                          2,148
AAA       Aaa        10,500      (City University System Consolidation), Third Generation, Series 1, 5.375% due
                                 7/01/2025 (a)                                                                                9,594
AAA       Aaa         3,000      (City University System), Third Resolution, Series 1, 6.25% due 7/01/2004 (a)(e)             3,250
AAA       Aaa         6,290      (City University), Third Generation Reserves, Series 1, 6.30% due 7/01/2004 (a)(e)           6,806
AAA       Aaa        14,400      (Memorial Sloan Kettering Cancer Center), 5.50% due 7/01/2023 (d)                           13,686
A-        A3          2,340      (Mental Health Services Facilities Improvement), Series B, 6% due 8/15/2016                  2,374
AAA       Aaa         4,350      (Mental Health Services Facilities Improvement), Series F, 4.50% due 8/15/2028 (a)           3,367
AAA       Aaa         4,000      (Mount Sinai School of Medicine), Series A, 5.15% due 7/01/2024 (d)                          3,565
AAA       Aaa         1,105      (New School Social Research), 5.75% due 7/01/2026 (d)                                        1,067
NR*       Aaa         8,125      RIB, Series 1, 7.675% due 7/01/2027 (d)(f)                                                   7,858
NR*       Aaa         2,830      RIB, Series 156, 7.163% due 8/01/2029 (a)(f)(h)                                              2,316
AAA       NR*         6,350      (State University Educational Facilities), GO, Series B, 4.75% due 5/15/2028 (c)             5,168
AAA       Aaa         2,000      (State University Educational Facilities), Series B, 5.75% due 5/15/2004 (b)(e)              2,091
AAA       Aaa         5,000      (State University Educational Facilities), Series B, 4.75% due 5/15/2028 (d)                 4,069
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Dormitory Authority, Revenue Refunding Bonds:
AAA       Aaa         1,375      (Consolidated City University System), Second Generation, Series A, 5.75% due
                                 7/01/2018 (c)                                                                                1,364
AAA       Aaa         5,500      (Consolidated City University System), Series 1, 5.125% due 7/01/2027 (d)                    4,788
AAA       Aaa         2,875      (Hamilton College), 4.75% due 7/01/2018 (d)                                                  2,443
AAA       A3          3,880      (Mental Health Services Facilities Improvement), Series C, 5.125% due 8/15/2011 (d)          3,719
AAA       A3          4,710      (Mental Health Services Facilities Improvement), Series C, 5.125% due 8/15/2012 (d)          4,462
AAA       Aaa         8,000      (Mental Health Services Facilities Improvement), Series D, 4.75% due 2/15/2025 (d)           6,563
AAA       Aaa         5,400      (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (a)(h)                            4,387
AAA       Aaa         4,000      (North Shore University Hospital), 5.25% due 11/01/2019 (d)                                  3,585
AAA       NR*         4,435      RIB, Series 45, 6.675% due 7/01/2025 (d)(f)                                                  3,515
A         A3          1,500      (State University Educational Facilities), Series A, 5.50% due 5/15/2019                     1,419
A         A3          2,000      (State University Educational Facilities), Series A, 5.25% due 5/15/2021                     1,802
AAA       Aaa        24,910      (State University Educational Facilities), Series A, 4.75% due 5/15/2025 (d)                20,501
AAA       Aaa         1,000      (Wyckoff Heights Medical Center), Series H, 5.125% due 2/15/2008 (d)                           991
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         4,200    New York State Energy Research and Development Authority, Facilities Revenue Refunding
                               Bonds, RITR, Series 19, 8.22% due 8/15/2020 (a)(f)                                             4,281
------------------------------------------------------------------------------------------------------------------------------------
NR*       NR*        14,355    New York State Energy Research and Development Authority, Gas Facilities Revenue Bonds,
                               RITR, Series 9, 7.02% due 1/01/2021 (d)(f)                                                    12,743
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         3,500    New York State Energy Research and Development Authority, PCR, Refunding (Central
                               Hudson Gas and Electric), Series A, 5.45% due 8/01/2027 (a)                                    3,222
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa1         5,000    New York State Environmental Facilities Corporation, PCR, Refunding, RITR, Series RI-1,
                               7.645% due 6/15/2014 (f)                                                                       5,100
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         6,575    New York State Local Government Assistance Corporation, RITR, Series 22, 8.02%
                               due 4/01/2024 (a)(f)                                                                           6,582
------------------------------------------------------------------------------------------------------------------------------------
A1        VMIG1+      6,700    New York State Local Government Assistance Corporation Revenue Bonds, VRDN, Series G,
                               3.35% due 4/01/2025 (g)                                                                        6,700
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (continued)
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Medical Care Facilities Finance Agency Revenue Bonds:
AAA       Aaa       $ 2,485      (Brookdale Hospital Medical Center), Series A, 6.85% due 2/15/2005 (e)                     $ 2,754
AAA       Aaa         2,695      (Health Center Project -- Second Mortgage), Series A, 6.375% due 11/15/2019 (a)              2,780
AAA       Aaa         1,475      (Mental Health Services), Series A, 6% due 2/15/2005 (d)(e)                                  1,578
AAA       Aaa            25      (Mental Health Services), Series A, 6% due 2/15/2025 (d)                                        25
AAA       NR*         2,945      (Mental Health Services), Series E, 6.50% due 8/15/2004 (c)(e)                               3,221
AAA       Aaa            55      (Mental Health Services), Series E, 6.50% due 8/15/2015 (c)                                     58
AAA       Aaa         6,850      (New York Hospital Mortgage), Series A, 6.80% due 2/15/2005 (a)(e)(h)                        7,592
------------------------------------------------------------------------------------------------------------------------------------
                               NewYork State Medical Care Facilities Finance Agency Revenue Refunding Bonds
                               (Hospital & Nursing Homes) (h):
AAA       NR*         2,000      Series B, 6.25% due 2/15/2025                                                                2,058
AAA       Aaa         5,200      Series C, 6.375% due 8/15/2029 (d)                                                           5,322
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2         3,270    New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 44,
                               7.50% due 4/01/2026                                                                            3,444
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2         2,495    New York State Mortgage Agency, Homeowner Mortgage Revenue Refunding Bonds, AMT,
                               Series 67, 5.80% due 10/01/2028                                                                2,405
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Mortgage Agency, Revenue Refunding Bonds, AMT:
NR*       NR*         2,000      RITR, Series 24, 7.47% due 10/01/2028 (f)                                                    1,855
NR*       Aa2         4,750      Series 82, 5.65% due 4/01/2030                                                               4,425
------------------------------------------------------------------------------------------------------------------------------------
AA-       Aa3        19,000    New York State Thruway Authority, Revenue Refunding Bonds, Series E, 5% due 1/01/2025         16,284
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    New York State Thruway Authority, Service Contract Revenue Bonds (Local Highway and
                               Bridges), Series A-2, 5.375% due 4/01/2016 (d)                                                 1,882
------------------------------------------------------------------------------------------------------------------------------------
                               New York State Urban Development Corporation Revenue Bonds (Correctional Facilities
                               Service Contract) (a):
AAA       Aaa         6,520      Series B, 4.75% due 1/01/2018                                                                5,516
AAA       Aaa         5,000      Series C, 6% due 1/01/2029                                                                   4,993
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         2,000    New York State Urban Development Corporation, Revenue Refunding Bonds (Correctional
                               Facilities), 5% due 1/01/2019 (c)                                                              1,741
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Niagara Falls, New York (Water Treatment Plant), GO, AMT, 7.25% due 11/01/2010 (d)             1,147
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,705    Niagara, New York, Frontier Authority, Airport Revenue Bonds (Buffalo Niagara
                               International Airport), Series B, 5.50% due 4/01/2019 (d)                                      2,533
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,260    North Country, New York, Development Authority, Solid Waste Management System,
                               Revenue Refunding Bonds, 6% due 5/15/2015 (c)                                                  1,317
------------------------------------------------------------------------------------------------------------------------------------
                               North Hempstead, New York, GO, Refunding, Series B (b):
AAA       Aaa         1,745      6.40% due 4/01/2013                                                                          1,894
AAA       Aaa           555      6.40% due 4/01/2017                                                                            593
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,080    Oneida County, New York, GO, Refunding, 5.50% due 3/15/2009 (b)                                1,100
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,665    Oneida County, New York, IDA, Civic Facilities Revenue Bonds (Mohawk Valley), Series A,
                               5.20% due 2/01/2013 (c)                                                                        1,565
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds (b):
AAA       Aaa         6,200      116th Series, 4.50% due 10/01/2018                                                           5,158
AAA       Aaa        10,000      116th Series, 4.375% due 10/01/2033                                                          7,494
AAA       Aaa         4,740      AMT, 117th Series, Second Installment, 4.75% due 11/15/2016                                  4,108
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         4,000    Port Authority of New York and New Jersey, RITR, AMT, 108th Series, 7.585%
                               due 1/15/2017 (c)(f)                                                                           3,978
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                               (JFK International Air Terminal Project), AMT, Series 6, 5.75% due 12/01/2025 (d)              4,830
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                           Issue                                                (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New York (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special Obligation Revenue Refunding Bonds
                               (Versatile Structure Obligation), VRDN (g):
A1+       VMIG1+    $   200      Series 2, 3.45% due 5/01/2019                                                              $   200
A1+       VMIG1+      2,150      Series 5, 3.45% due 8/01/2024                                                                2,150
------------------------------------------------------------------------------------------------------------------------------------
                               Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue
                               Refunding Bonds:
A+        Aa3         1,000      Series B, 5% due 1/01/2020                                                                     883
AAA       Aaa         2,000      Series Y, 6.125% due 1/01/2021 (i)                                                           2,069
------------------------------------------------------------------------------------------------------------------------------------
BBB+      Baa1        4,000    Triborough Bridge and Tunnel Authority, New York, Revenue Refunding Bonds (Convention
                               Center Project), Series E, 7.25% due 1/01/2010                                                 4,457
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,265    Triborough Bridge and Tunnel Authority, New York, Special Obligation Revenue Refunding
                               Bonds, Series A, 5.125% due 1/01/2011 (d)                                                      2,210
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $536,517) -- 96.7%                                                                               508,377
Other Assets Less Liabilities -- 3.3%                                                                                        17,575
                                                                                                                           --------
Net Assets -- 100.0%                                                                                                       $525,952
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(h)   FHA Insured.
(i)   CAPMAC Insured.
(j)   Connie Lee Insured.
(k)   FNMA Collateralized.
(l)   GNMA Collateralized.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      74.9%
AA/Aa .............................................................      10.9
A/A ...............................................................       4.6
BBB/Baa ...........................................................       0.9
NR (Not Rated) ....................................................       2.8
Other* ............................................................       2.6
--------------------------------------------------------------------------------

*Temporary investments in short-term municipal securities.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1999

Assets:         Investments, at value (identified cost -- $536,516,591) (Note 1a) ................                     $508,376,866
                Cash..............................................................................                            1,282
                Receivables:
                  Interest .......................................................................   $  9,346,965
                  Securities sold.................................................................      9,033,044        18,380,009
                                                                                                     ------------
                Prepaid expenses and other assets.................................................                           17,851
                                                                                                                       ------------
                Total assets .....................................................................                      526,776,008
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Dividends to shareholders (Note 1f).............................................        467,078
                  Investment adviser (Note 2).....................................................        254,524           721,602
                                                                                                     ------------
                Accrued expenses and other liabilities............................................                          102,111
                                                                                                                       ------------
                Total liabilities ................................................................                          823,713
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets........................................................................                     $525,952,295
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.10 per share (6,960 shares of AMPS*
                  issued and outstanding at $25,000 per share liquidation preference).............                     $174,000,000
                  Common Stock, par value $.10 per share (26,668,886 shares issued
                  and outstanding)................................................................   $  2,666,889
                Paid-in capital in excess of par..................................................    381,622,645
                Undistributed investment income -- net ...........................................      2,168,734
                Accumulated realized capital losses on investments -- net (Note 5)................     (2,589,045)
                Accumulated distributions in excess of realized capital gains on
                investments -- net (Note 1f)......................................................     (3,777,203)
                Unrealized depreciation on investments -- net.....................................    (28,139,725)
                                                                                                     ------------
                Total -- Equivalent to $13.20 net asset value per share of Common Stock
                (market price -- $12.375).........................................................                      351,952,295
                                                                                                                       ------------
                Total capital.....................................................................                     $525,952,295
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

               *Auction Market Preferred Stock.

                See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

Statement of Operations

                                                                                                                 For the Year Ended
                                                                                                                   October 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income     Interest and amortization of premium and discount earned....................                     $ 30,915,686
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees (Note 2)...........................................    $ 2,858,464
                      Commission fees (Note 4)....................................................        440,783
                      Transfer agent fees.........................................................        160,037
                      Professional fees...........................................................        111,660
                      Accounting services (Note 2)................................................         93,543
                      Custodian fees..............................................................         32,361
                      Listing fees................................................................         32,340
                      Printing and shareholder reports............................................         26,218
                      Directors' fees and expenses................................................         23,031
                      Pricing fees................................................................         17,922
                      Other.......................................................................         37,348
                                                                                                      -----------
                      Total expenses .............................................................                        3,833,707
                                                                                                                       ------------
                      Investment income -- net....................................................                       27,081,979
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized &            Realized loss on investments -- net ........................................                         (231,639)
Unrealized Loss on    Change in unrealized appreciation/depreciation on investments -- net .......                      (66,058,930)
Investments -- Net                                                                                                     ------------
(Notes 1b, 1d & 3):   Net Decrease in Net Assets Resulting from Operations .......................                     $(39,208,590)
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

Statements of Changes in Net Assets

                                                                                                     For the Year Ended October 31,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                      1999               1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:         Investment income -- net ...................................................    $ 27,081,979       $ 26,653,137
                    Realized gain (loss) on investments -- net .................................        (231,639)        15,690,747
                    Change in unrealized appreciation/depreciation on investments -- net .......     (66,058,930)          (667,130)
                                                                                                    ------------       ------------
                    Net increase (decrease) in net assets resulting from operations ............     (39,208,590)        41,676,754
                                                                                                    ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &         Investment income -- net:
Distributions to      Common Stock .............................................................     (21,935,574)       (20,787,847)
Shareholders          Preferred Stock ..........................................................      (4,980,565)        (5,533,891)
(Note 1f):          Realized gain on investments -- net:
                      Common Stock .............................................................              --            (66,383)
                      Preferred Stock ..........................................................              --            (18,055)
                    In excess of realized gain on investments -- net:
                      Common Stock .............................................................      (2,992,978)                --
                      Preferred Stock ..........................................................        (784,225)                --
                                                                                                    ------------       ------------
                    Net decrease in net assets resulting from dividends and distributions
                    to shareholders ............................................................     (30,693,342)       (26,406,176)
                                                                                                    ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock       Proceeds from issuance of Common Stock resulting from reorganization .......              --         83,897,738
Transactions        Offering costs from issuance of Common Stock resulting from reorganization .              --           (262,206)
(Notes 1e & 4):     Proceeds from issuance of Preferred Stock resulting from reorganization ....              --         30,000,000
                    Value of shares issued to Common Stock shareholders in reinvestment of
                      dividends and distributions ..............................................       1,196,442                 --
                                                                                                    ------------       ------------
                    Net increase in net assets derived from capital stock transactions .........       1,196,442        113,635,532
                                                                                                    ------------       ------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:         Total increase (decrease) in net assets ....................................     (68,705,490)       128,906,110
                    Beginning of year ..........................................................     594,657,785        465,751,675
                                                                                                    ------------       ------------
                    End of year* ...............................................................    $525,952,295       $594,657,785
                                                                                                    ============       ============
------------------------------------------------------------------------------------------------------------------------------------
                   *Undistributed investment income --  net (Note 1g) .........................     $  2,168,734       $  2,000,229
                                                                                                    ============       ============
------------------------------------------------------------------------------------------------------------------------------------

         See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                       -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1999         1998          1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of year ............  $  15.82     $  15.18      $  14.53    $  14.63     $  13.13
Operating                                                              --------     --------      --------    --------     --------
Performance:          Investment income -- net ......................      1.01         1.05          1.08        1.04         1.07
                      Realized and unrealized gain (loss)
                        on investments -- net........................     (2.48)         .66           .66        (.09)        1.50
                                                                       --------     --------      --------    --------     --------
                      Total from investment operations ..............     (1.47)        1.71          1.74         .95         2.57
                                                                       --------     --------      --------    --------     --------
                      Less dividends and distributions
                      to Common Stock shareholders:
                        Investment income -- net ....................      (.82)        (.84)         (.84)       (.82)        (.84)
                        Realized gain on investments -- net .........        --           --+           --          --           --
                        In excess of realized gain on
                         investments -- net .........................      (.11)          --            --          --           --
                                                                       --------     --------      --------    --------     --------
                      Total dividends and distributions to
                      Common Stock shareholders .....................      (.93)        (.84)         (.84)       (.82)        (.84)
                                                                       --------     --------      --------    --------     --------
                      Capital charge resulting from issuance
                        of Common Stock .............................        --         (.01)         (.02)         --           --
                                                                       --------     --------      --------    --------     --------
                      Effect of Preferred Stock activity:+++
                        Dividends and distributions to Preferred
                        Stock shareholders:
                          Investment income -- net ..................      (.19)        (.22)         (.23)       (.23)        (.23)
                          Realized gain on investments -- net .......        --           --+           --          --           --
                          In excess of realized gain
                           on investments -- net ....................      (.03)          --            --          --           --
                                                                       --------     --------      --------    --------     --------
                      Total effect of Preferred Stock activity ......      (.22)        (.22)         (.23)       (.23)        (.23)
                                                                       --------     --------      --------    --------     --------
                      Net asset value, end of year ..................  $  13.20     $  15.82      $  15.18    $  14.53     $  14.63
                                                                       ========     ========      ========    ========     ========
                      Market price per share, end of year ...........  $ 12.375     $15.4375      $  14.25    $ 13.375     $  13.25
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on market price per share ...............    (14.52%)      14.60%        13.15%       7.28%       28.61%
Return:*                                                               ========     ========      ========    ========     ========
                      Based on net asset value per share ............    (11.03%)      10.24%        10.95%       5.55%       18.96%
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on       Total expenses** ..............................       .96%         .91%          .99%       1.02%        1.08%
Average Net Assets                                                     ========     ========      ========    ========     ========
Of Common Stock:      Total investment income -- net** ..............      6.78%        6.90%         7.38%       7.16%        7.68%
                                                                       ========     ========      ========    ========     ========
                      Amount of dividends to Preferred Stock
                        shareholders ................................      1.25%        1.43%         1.58%       1.58%        1.65%
                                                                       ========     ========      ========    ========     ========
                      Investment income -- net, to Common
                        Stock shareholders ..........................      5.53%        5.47%         5.80%       5.58%        6.03%
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on       Total expenses ................................       .67%         .64%          .68%        .71%         .74%
Total Average                                                          ========     ========      ========    ========     ========
Net Assets:++**       Total investment income -- net ................      4.73%        4.81%         5.07%       5.00%        5.27%
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------
Ratios Based on       Dividends to Preferred Stock shareholders .....      2.87%        3.34%         3.45%       3.65%        3.64%
Average Net Assets                                                     ========     ========      ========    ========     ========
Of Preferred Stock:
------------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, net of Preferred Stock, end of year
Data:                 (in thousands) ................................  $351,952     $420,658      $321,752    $161,472     $162,655
                                                                       ========     ========      ========    ========     ========
                      Preferred Stock outstanding, end of year
                      (in thousands) ................................  $174,000     $174,000      $144,000    $ 70,000     $ 70,000
                                                                       ========     ========      ========    ========     ========
                      Portfolio turnover ............................    108.34%      136.43%       121.49%     118.28%      110.76%
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:             Asset coverage per $1,000 .....................  $  3,023     $  3,418      $  3,234    $  3,307     $  3,324
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share   Series A -- Investment income -- net ..........  $    729     $    849      $    865    $    913     $    910
On Preferred Stock                                                     ========     ========      ========    ========     ========
Outstanding:          Series B -- Investment income -- net ..........  $    713     $    825      $    643          --           --
                                                                       ========     ========      ========    ========     ========
                      Series C -- Investment income -- net ..........  $    681     $    785      $    667          --           --
                                                                       ========     ========      ========    ========     ========
                      Series D -- Investment income -- net ..........  $    717     $    628            --          --           --
                                                                       ========     ========      ========    ========     ========
------------------------------------------------------------------------------------------------------------------------------------

                *     Total investment returns based on market value, which can
                      be significantly greater or lesser than the net asset
                      value, may result in substantially different returns.
                      Total investment returns exclude the effects of sales
                      charges.
                **    Do not reflect the effect of dividends to Preferred Stock
                      shareholders.
                +     Amount is less than $.01 per share.
                ++    Includes Common and Preferred Stock average net assets.
                +++   The Fund's Preferred Stock was issued on September 16,
                      1992 (Series A), January 27, 1997 (Series B and Series C) and February 9, 1998 (Series D).

                      See Notes to Financial Statements.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New York Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering costs -- Direct expenses relating to the issuance of Common Stock resulting from reorganization were charged to capital.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(g) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $2,665 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $593,018,047 and $605,986,960, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)          Losses
--------------------------------------------------------------------------------
Long-term investments ...............         $ (1,793,847)        $(28,139,725)
Financial futures contracts .........            1,562,208                   --
                                              ------------         ------------
Total ...............................         $   (231,639)        $(28,139,725)
                                              ============         ============
--------------------------------------------------------------------------------

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $29,194,911, of which $4,589,829 related to appreciated securities and $33,784,740 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $537,571,777.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended October 31, 1999 increased by 76,695 as a result of dividend reinvestment and during the year ended October 31, 1998 increased by 5,397,154 pursuant to a plan of reorganization.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

$.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1999 were as follows: Series A, 3.44%; Series B, 2.90%; Series C, 3.70%; and Series D, 3.40%.

Shares issued and outstanding during the year ended October 31, 1999 remained constant and during the year ended October 31, 1998 increased by 1,200 pursuant to a plan of reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $197,386 as commissions.

5. Capital Loss Carryforward:

At October 31, 1999, the Fund had a net capital loss carryforward of approximately $3,772,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 23, 1999, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniYield New York Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniYield New York Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have similar investment objectives and are managed by FAM.

7. Subsequent Event:

On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield New York Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield New York Insured Fund II, Inc., including the schedule of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1996 of MuniYield New York Insured Fund II, Inc. were audited by other auditors whose report, dated December 3, 1996, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of MuniYield New York Insured Fund II, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

MetroPark, New Jersey
December 3, 1999

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield New York Insured Fund II, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable ordinary income distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                                       Long-Term
                                              Payable     Ordinary      Capital
                                               Date        Income        Gains*
--------------------------------------------------------------------------------
Common Stock Shareholders                    12/30/98     $.000607      $.111944
--------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A     11/09/98       $.15         $26.17
                                             11/16/98       $.13         $23.39
                                             11/23/98       $.13         $26.09
                                             11/30/98       $.13         $23.85
                                             12/07/98       $.12         $20.98
                                ------------------------------------------------
                                Series B     11/12/98       $.19         $33.20
                                             11/18/98       $.15         $27.37
                                             11/25/98       $.15         $30.60
                                             12/02/98       $.13         $23.85
                                             12/09/98       $.02         $  .11
                                ------------------------------------------------
                                Series C     12/03/98       $.53         $98.96
                                             12/31/98       $.07         $11.74
                                ------------------------------------------------
                                Series D     11/25/98       $.48         $88.54
--------------------------------------------------------------------------------
*All of the distributions are subject to the 20% tax rate.

Please retain this information for your records.

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.

MuniYield New York Insured Fund II, Inc.                        October 31, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New York Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield New York
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #16350 -- 10/99

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